THE NEVIS FUND
                     Supplement Dated August 18, 2003 to the
                       Prospectus Dated September 25, 2002

This supplement contains new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

         On July 31, 2003, the Securities and Exchange Commission (SEC) initiated public administrative and cease and desist proceedings against Nevis Capital Management, LLC (Nevis), which is the Fund's investment adviser, and David R. Wilmerding, III and Jon C. Baker, who are the Fund's portfolio managers. The SEC's primary allegations relate to disclosures by Nevis and the Fund of Nevis' initial public offering (IPO) allocation policy and the positive impact of IPO performance on the Fund. The allegations relate in particular to IPO allocations made by Nevis between December 1998 and December 1999. The SEC alleges that these actions violated certain federal securities laws. The SEC seeks to obtain a cease and desist order, disgorgement and such other remedies as may be found appropriate under certain specified federal securities laws. There have been no findings of fact or law in this proceeding. A hearing has been scheduled before an administrative law judge to determine whether the SEC's allegations have any merit.

         The Fund is not a party to the proceeding.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.






                                                             NEV-SU-002-0100